UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

LIQUIDVALUE DEVELOPMENT INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LIQUIDVALUE DEVELOPMENT INC. NOTICE OF ACTIONS BY WRITTEN CONSENT

TO THE STOCKHOLDERS OF LIQUIDVALUE DEVELOPMENT INC.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of LIQUIDVALUE DEVELOPMENT INC., a Nevada corporation (the “Company,” “LiquidValue Development,” “we,” or “us”), in connection with the actions taken by written consent of the holder of a majority of the issued and outstanding shares of common stock of the Company.

On July 10, 2025, SeD Intelligent Home Inc., the holder of a majority of the issued and outstanding shares of common stock of the Company, by written consent approved an amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of common stock of the Company from 1,000,000,000 shares to 5,000,000,000 shares, par value $0.001 per share (the “Amendment”), which amendment will be filed no sooner than the 20th day after the definitive information statement is mailed to the shareholders of the Company who have not previously consented to the change in corporate name and increase in authorized shares of common stock.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holder of more than a majority of our common stock (the “Majority Stockholder”) on July 10, 2025, your vote or consent is not requested or required to approve the Amendment. This Information Statement is being provided solely for your information, and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder. You do not need to do anything in response to this Notice and the Information Statement.

You are urged to read the Information Statement in its entirety.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT __________, 2025 TO STOCKHOLDERS OF RECORD AS OF JULY 10, 2025.

Sincerely,

LIQUIDVALUE DEVELOPMENT INC.

By:	/s/ Rongguo Wei
Name:	Rongguo Wei
Title:	Co-Chief Financial Officer

i

LIQUIDVALUE DEVELOPMENT INC.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF THE COMPANY’S COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

GENERAL INFORMATION

LIQUIDVALUE DEVELOPMENT INC., a Nevada corporation, is distributing this information statement solely for purposes of informing our stockholders of record as of July 10, 2025 (the “Record Date”), in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nevada Revised Statutes (the “NRS”), of the action taken by written consent by our Majority Stockholder to approve the Amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of common stock of the Company from 1,000,000,000 shares, par value $0.001 per share, to 5,000,000,000 shares.

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of the corporate actions taken by the Majority Stockholder pursuant to the written consent.

Summary of the Corporate Actions

The holder of 99.99% of the voting power of the Company’s outstanding voting securities have approved the following actions by written consent dated July 10, 2025 in lieu of a meeting of the shareholders.

1

The approval of the Amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of common stock of the Company from 1,000,000,000 shares to 5,000,000,000 shares, which Amendment will be filed no sooner than the 20th day after the definitive information statement is mailed to the shareholders of the Company who have not previously consented to the increase in authorized common stock.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Under the NRS, the Amendment may be approved, without a meeting of stockholders, by a resolution of our Board of Directors, followed by the written consent of stockholders representing a majority of the voting power of our outstanding shares of common stock.

Dissenters’ Rights of Appraisal

Under the NRS, Company stockholders are not entitled to dissenters’ rights with respect to the Amendment.

Vote Obtained – Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the NRS provides that any action required to be taken at any annual or special meeting of shareholders of a corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Notice Pursuant to Section 14(c)

This Information Statement serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act and the rules and regulations prescribed thereunder.

THE INCREASE IN AUTHORIZED COMMON STOCK

The Company’s Board of Directors and holders of a majority of the voting power of the Company’s common stock have approved an Amendment to the Company’s Articles of Incorporation, as amended, to increase the authorized number of shares of common stock from 1,000,000,000 shares to 5,000,000,000 shares. The form of Certificate of Amendment to be filed with the Secretary of the State of Nevada is set forth as Annex A to this Information Statement.

The Company’s Board of Directors believes that it is in the best interest of the shareholders to adopt the increase in authorized common stock.

Other than the increase in authorized common stock, the Amendment does not incorporate any other material changes.

Vote Required

Pursuant to the Nevada Revised Statutes, the Amendment to effect the increase in the authorized number of shares of the Company’s common stock required the approval of holders of a majority of the voting power of the Company’s outstanding voting securities. The holder of a majority of the voting power of the Company’s outstanding voting securities have consented to the authorized share increase.

2

Purpose of the Increase in Capital Shares

The Company’s Board of Directors believes the authorized share increase is necessary and advisable in order to accomplish the Company’s plans contemplated by that certain acquisition agreement and plan of merger (the “Merger Agreement”) entered into by the Company on May 30, 2025 with (i) SeD Intelligent Home Inc., a Nevada corporation and the majority shareholder of the Company (“SeD”); (ii) LVD Merger Corp., a Nevada corporation and wholly owned subsidiary of the Company (the “Merger Sub”); (iii) Winning Catering Management Limited, a British Virgin Islands corporation (“Winning Group”); (iv) Winning Holdings Limited, a British Virgin Islands corporation (“Winning Holdings”); and (iv) Pure Talent Group Limited, a British Virgin Islands corporation (“PTGL” and collectively, the “Parties”).

Pursuant to the terms of the Merger Agreement, the Merger Sub will merge with and into Winning Group (the “Merger”), with Winning Group surviving the Merger. Following the Merger, Winning Group will become a wholly owned subsidiary of the Company.

In connection with the Merger and as part of the transaction structure, the parties also agreed to a share transfer transaction (the “Share Transfer”), pursuant to which: (i) Winning Holdings will acquire 80% of the issued and outstanding shares of the Company; (ii) SeD and other existing stockholders will retain 15% of the Company’s shares; and (iii) PTGL will acquire 5% of the Company’s shares. The Share Transfer will be achieved through the issuance of 3,754,897,728 new fully paid, non-assessable shares of the Company’s common stock to Winning Holdings and 234,681,108 shares to PTGL.

The Merger Agreement contains representations, warranties, covenants, and conditions to closing. One such condition is that the Company shall be a “shell” company, as that term is defined in Rule 12b-2 under the Exchange Act of 1934, as amended (17 CFR 240.12b-2), and accordingly shall have nominal activities and assets prior to closing. The Company will be a “shell” company, as defined above, prior to the closing of these transactions.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but would have a dilutive effect on our existing stockholders when the additional shares are issued.

The Company’s increase in authorized common stock will become effective upon the filing of the Amendment with the Nevada Secretary of State. Information with respect to the filing of the Amendment and the increase in authorized common stock will be included in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

Approval

On July 10, 2025, SeD Intelligent Home Inc. approved the Amendment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date for:

●	each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

●	each of our “named executive officers” and directors; and

●	all of our current directors and executive officers as a group.

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The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of the Record Date. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of the Record Date are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address (2)	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares (1)

Fai H. Chan (3)	704,015,730	99.99%
Moe T. Chan	0	0.00%
Charles MacKenzie	0	0.00%
Rongguo (Ronald) Wei	0	0.00%
Alan W. L. Lui	0	0.00%
All Directors and Officers (5 individuals)	704,015,730	99.99%
Alset International Limited (3)	704,015,730	99.99%
SeD Intelligent Home, Inc. (3)	704,015,730	99.99%

(1)	Based upon 704,043,324 outstanding common shares as of July 11, 2025.

(2)	The mailing address for each individual and entity set forth above is c/o LiquidValue Development Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814.

(3)	Fai H. Chan may be deemed to be the beneficial owner of the 704,015,730 shares held by Alset International Limited’s wholly-owned subsidiary SeD Intelligent Home, Inc. Mr. Chan is the Chairman and Chief Executive Officer of Alset International Limited, a diversified holding company listed on the Catalist of the Singapore Exchange Securities Trading Limited and the Chairman and Chief Executive Officer of Alset Inc., a Nasdaq listed company. The majority of Alset International Limited is owned by a wholly-owned subsidiary of Alset Inc. Mr. Chan is the largest shareholder of Alset Inc. both directly and through HFE Holdings Limited, a holding company owned by Mr. Chan.

OTHER INFORMATION

SEC Periodic Reports and Additional Information

The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, the Company files reports, documents and other information with the SEC. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained by the SEC at 100 F Street, N.E. Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet website that contains periodic and other reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov.

4

The Company’s Quarterly Reports on Form 10-Q can be accessed through the SEC’s website or are available from the Company, without charge, by first-class mail or other equally prompt means of delivery following receipt of a written or oral request directed to our Corporate Secretary, at LiquidValue Development Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3940.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Information Statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the Information Statement to any Company stockholder upon written or oral request to our Corporate Secretary, at LiquidValue Development Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3940. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

Distribution of the Information Statement

We will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of this Information Statement to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward- looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: the possibility that we may fail to preserve our expertise in medical therapy and product research and development; that existing and potential partners may opt to work with, or favor the products of, competitors if our competitors offer more favorable products or pricing terms; that we may be unable to maintain or grow sources of revenue; that we may be unable to attain and maintain profitability; that we may be unable to attract and retain key personnel; that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses. There is no guarantee that the Company will consummate the Stock Purchase Agreement on the desired terms as set forth in the Proposal, in a timely manner or at all.

5

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

Sincerely,

LIQUIDVALUE DEVELOPMENT INC.

Dated: July 11, 2025	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer

6

ANNEX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

LiquidValue Development Inc.

2. The articles have been amended as follows:

3. Authorized Stock: (number of shares the corporation is authorized to issue):

Number of shares with par value: 5,000,000,000

Par value per share: $0.001

3. The vote by which the stockholder holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation, as amended, have voted in favor of the amendment is: 704,015,730/704,043,324

4. Effective date and time of filing (optional)

Date:

Time:

5. Signature

X________________________

A-1